EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

                   As independent auditors, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-81270.


                                                     /s/Battelle & Battelle LLP
                                                     --------------------------
                                                     BATTELLE & BATTELLE LLP





                   Dayton, Ohio
                   March 23, 2004